SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported)

                                  June 26, 2000


                         RESIDENTIAL ASSET SECURITIES CORP
            (Exact name of the registrant as specified in its charter)



Delaware                          333-84939                51-0362653
(State or other             (Commission File Number)      (I.R.S Employee
jurisdiction of                                           Identification No.)
incorporation)

8400 Normandale Lake Boulevard                                55437
Minneapolis, Minnesota                                      (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the June, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1    RASC

1995-KS2  RASC
1995-KS3 RASC
1995-KS4 RASC
1996-KS1 RASC
1996-KS2 RASC
1996-KS3 RASC
1996-KS4  RASC
1996-KS5  RASC
1997-KS1  RASC
1997-KS2 RASC
1997-KS3 RASC
1997-KS4  GR RASC
1998-KS1  RASC
1998-KS2  RASC
1998-KS3  RASC
1998-KS4 RASC
1998-RS1  RASC
1999-KS1 RASC
1999-KS2 RASC
1999-KS3 RASC
1999-KS4 RASC
1999-RS1 RASC
1999-RS2  RASC
1999-RS3  RASC
1999-RS4  RASC
1999-RS5 RASC
2000-KS1 RASC
2000-KS2 RASC

Item 7.  Financial Statements and Exhibits

(a)  See attached monthly reports

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORP

By:    /s/Davee Olson
Name:  Davee Olson
Title: Chief Financial Officer
Dated: June 26, 2000